Exhibit 10.45
C O N F I D E N T I A L
LICENSE AGREEMENT
     THIS LICENSE AGREEMENT (“Agreement”) is made and entered into effective as of July 23, 2007 (the “Effective Date”), by and between Archemix Corp., having principal offices at 300 Third Street, Cambridge, Massachusetts 02142 (“Archemix”), and Isis Pharmaceuticals, Inc., having principal offices at 1896 Rutherford Road, Carlsbad, California 92008 (“Isis”). Archemix and Isis each may be referred to herein individually as a “Party,” or collectively as the “Parties.”
     WHEREAS, Isis is a recognized leader in the development of antisense oligonucleotides, and Archemix is a recognized leader in the development of Aptamers (as defined below);
     WHEREAS, Isis has developed proprietary chemistries and know-how that may accelerate the successful commercialization of Aptamers, and Archemix is developing know-how that may reciprocally inform the development of other oligonucleotides (including antisense); and
     WHEREAS, this Agreement establishes a strategic alliance between Isis and Archemix which enables the Parties to benefit from Isis’ proprietary chemistries and their mutual proprietary expertise to facilitate their respective discovery, development, and commercialization efforts;
     NOW, THEREFORE, the Parties do hereby agree as follows:
ARTICLE 1
DEFINITIONS
Capitalized terms used in this Agreement and not otherwise defined herein have the meanings set forth in Appendix 1.
ARTICLE 2
GRANT OF RIGHTS
     Section 2.1 License Grants.
          2.1.1 Subject to the terms and conditions of this Agreement, Isis hereby grants to Archemix for use outside of the Excluded Field:
(x)	a worldwide, royalty-bearing, non-exclusive license under the Isis Analytical Patents solely to research, make (but not have made), use, import, offer to sell and sell and otherwise discover, develop, and commercialize Licensed Products;
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(y)	a worldwide, royalty-bearing, nonexclusive license under the Isis Manufacturing Patents solely to research, make (but not have made), use, import, offer to sell and sell and otherwise discover, develop, and commercialize Licensed Products; and

(z)	a worldwide, royalty-bearing, exclusive (subject to Section 2.1.2) license under the Isis Chemistry Patents, with the right to grant sublicenses subject to Section 4.4, to research, make, have made, use, import, offer to sell and sell and otherwise discover, develop, and commercialize Licensed Products.
Archemix will have no right to sublicense or otherwise transfer to any Third Party any rights in or to the licenses to the Isis Analytical Patents or to the Isis Manufacturing Patents granted to Archemix under Section 2.1.1(x) or 2.1.1(y), respectively. For the avoidance of doubt, and subject to the field restriction set forth in the first sentence of Section 2.1.1, Archemix’s conduct through its own employees or consultants of in-house tests on Aptamer Products made by Third Parties shall be deemed to fall within Archemix’s rights to “make” Licensed Products under Sections 2.1.1(x) and 2.1.1(y) as applicable, and shall not constitute “having made.”
          2.1.2 Upon the occurrence of any Conversion Event, the exclusive license granted to Archemix under Section 2.1.1(z) will automatically become non-exclusive, subject to the following:
(a) Such license will remain exclusive with respect to any Target and any Licensed Product that binds to such Target for which Archemix (or an Archemix Affiliate or Archemix Sublicensee) has achieved the [***] milestone and has timely paid Isis the applicable milestone payment under Section 5.2 below prior to the occurrence of the first Conversion Event.
(b) If, following the occurrence of the first Conversion Event, such exclusive license converts to a non-exclusive license pursuant to this Section 2.1.2, such license will convert back to an exclusive license (regardless of the intervening period of non-exclusivity) with respect to any Target and any Licensed Product that binds to such Target for which Archemix (or an Archemix Affiliate or Archemix Sublicensee) has achieved the [***] milestone and has timely paid Isis the applicable milestone payment under Section 5.2 below; provided, that Isis has not, after the first Conversion Event but prior to Archemix’s (or an Archemix Affiliate’s or Archemix Sublicensee’s) achievement of the [***] Milestone and payment of the applicable milestone payment, granted a license to a Third Party that would prevent Isis from granting an exclusive license with respect to such Target and Licensed Product to Archemix.
(c) Any license that remains or becomes exclusive pursuant to clauses (a) or (b) above following a Conversion Event will remain exclusive as long as Archemix (or an Archemix Affiliate or Archemix Sublicensee) is
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

actively researching, developing or commercializing the Licensed Product that is the subject of the license, or another Aptamer for such Target. For the avoidance of doubt, if Archemix (or an Archemix Affiliate or Archemix Sublicensee) discontinues its activities with respect to a Licensed Product that is the subject of an exclusive license pursuant to clause (a) or (b) above, Archemix (or an Archemix Affiliate or Archemix Sublicensee) will still be deemed to be actively researching or developing a Licensed Product for such Target if it begins research or development activities relating to a back-up product that is intended to be a Licensed Product for such Target within [***] days thereafter.
          2.1.3 Notwithstanding the foregoing, Isis retains the right under the license granted to Archemix under Section 2.1.1(z) above to fulfill its obligations under any licenses granted by Isis prior to the Effective Date, and to grant Permitted Licenses, and the exclusivity of the license granted to Archemix under Section 2.1.1(z) is limited by any such licenses granted prior to and after the Effective Date. For the avoidance of doubt, no Permitted License shall grant any Third Party exclusive rights under the Isis Patents to research, make, have made, use, import, offer to sell or sell, or otherwise discover, develop, or commercialize Licensed Products.
     Section 2.2 Know-How License Grants.
          2.2.1 License Grant to Archemix. Subject to the terms and conditions of this Agreement, Isis grants to Archemix a worldwide, fully paid, royalty-free, non-exclusive license, with the right to sublicense subject to the last two sentences of this Section 2.2.1, under all Know-How disclosed by Isis to Archemix under this Agreement, to use such Know-How solely to research, make, have made, use, import, offer to sell and sell and otherwise discover, develop and commercialize Aptamer Products. Archemix will have no right to sublicense or otherwise transfer any rights in or to the license granted to Archemix under this Section 2.2.1 to any Know-How covering information related to Isis’ manufacturing or analytical technology. Any Sublicense granted under this Section 2.2.1 will (i) be subject to Section 4.4 below, and (ii) require the Archemix Sublicensee to maintain the confidentiality of the sublicensed Know-How in accordance with confidentiality provisions at least as protective as those set forth in Article 7 herein.
          2.2.2 License Grant to Isis. Subject to the terms and conditions of this Agreement, Archemix grants to Isis a worldwide, fully paid, royalty-free, non-exclusive license, with the right to sublicense subject to the last sentence of this Section 2.2.2, under all Know-How disclosed by Archemix to Isis under this Agreement, to use such Know-How solely to research, make, have made, use, import, offer to sell and sell and otherwise discover, develop and commercialize products other than Aptamer Products. Any sublicense granted under this Section 2.2.2 will require the sublicensee to maintain the confidentiality of the sublicensed Know-How in accordance with confidentiality provisions at least as protective as those set forth in Article 7 herein.
          2.2.3 Additional Licenses. In addition to the licenses granted in Sections 2.1.1 and 2.2.1, Isis agrees, at Archemix’s request, to negotiate in good faith with Archemix for the
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

grant of a license to Archemix under any Patents not licensed to Archemix hereunder, or additional rights under Patents that are licensed hereunder, that are, at the time of such request, owned or Controlled by Isis, to research, make, have made, use, import, offer to sell and sell and otherwise discover, develop, and commercialize Licensed Products, subject to any Third Party rights or other contractual limitations.
ARTICLE 3
SCOPE OF COLLABORATION; COLLABORATION ACTIVITIES
     Section 3.1 Scope of Collaboration; Research Management Committee. To assist the development of each Party’s commercial focus, representatives from Isis and Archemix will meet regularly, as mutually agreed, to share Know-How and coordinate basic research efforts that have the potential to impact each Party’s development efforts (the “Collaboration”). In particular, a jointly composed research management committee (“RMC”) will meet at least [***] per [***] during the term of the Collaboration, alternating venues between the vicinities of Cambridge, Massachusetts and Carlsbad, California, to coordinate the exchange of know-how and research planning. Meetings of the RMC will be by telephone or by video conference if desired by either Party. Intellectual property representatives of each Party may participate in RMC meetings and such meetings will provide a forum to discuss intellectual property issues relevant to the Collaboration.
     Section 3.2 Collaboration Activities. To the extent that the Parties agree to conduct any joint activities under the Collaboration, the Parties will use Commercially Reasonable Efforts to conduct their respective Collaboration research and development activities in a good scientific manner, and in compliance in all material respects with all Applicable Law, and will cooperate reasonably with the other Party to achieve the goals of the Collaboration. Each Party will bear the sole responsibility for funding its own Collaboration research and development activities, unless otherwise agreed by the Parties.
     Section 3.3 Term of Collaboration Activities. The Collaboration will remain in effect for a period [***] years following the Effective Date, and may be continued thereafter with the mutual agreement of both Parties.
     Section 3.4 Consulting Activities. Archemix may request Isis to perform certain research and development activities to aid in the advancement of Licensed Products. Isis will be under no obligation to perform such consulting activities requested by Archemix. Any mutually agreed upon consulting work will be performed under an agreed upon work plan, which will include estimates of Isis’ FTE time to be expended. Isis will be compensated by Archemix for the performance of any such consulting work by Isis at the FTE Rate.
ARTICLE 4
LICENSED PRODUCT DEVELOPMENT; CONDITIONS TO LICENSES
     Section 4.1 Development/Commercialization/Regulatory Responsibilities. Archemix is solely responsible for the development and commercialization of Licensed Products.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Archemix will comply with all Applicable Laws in connection with the development and commercialization of the Licensed Products.
     Section 4.2 Reports. Archemix will provide to Isis [***] reports (each an “R&D Report”) summarizing which Isis chemistries and analytical methods are actively being used in Archemix’s programs, subject to Archemix’s confidentiality obligations to Third Parties. Archemix will not be required to disclose specific Targets in any R&D Report. The R&D Reports will be the Confidential Information of Archemix.
     Section 4.3 Safety Reporting and Notification. Subject to confidentiality obligations to Third Parties, each Party will notify the other Party as soon as practicable (and, if possible, provide as much advance notice as possible) of any event or other information of which such Party becomes aware that is materially related to the safety of the Licensed Products (such as serious adverse events). Notwithstanding the foregoing, regardless of whether Isis provides such safety-related information to Archemix, in no event will Isis have any liability under this Agreement with respect to any Licensed Product.
     Section 4.4 Conditions to Sublicenses.
          4.4.1 Prior to the first Conversion Event, Archemix may enter into Sublicenses of the rights under Section 2.1.1(z).
          4.4.2 Following the first Conversion Event, Archemix may enter into Sublicenses of the rights under Section 2.1.1(z) with respect to (i) any Target that remains exclusive, without limitation, and (ii) any Target that is non-exclusive, solely in connection with development and commercialization of a Licensed Product to such Target.
          4.4.3 For purposes of clarification, the Sublicenses described in Section 4.4.1 and Section 4.4.2 may be entered into with (i) any licensee or sublicensee of Archemix under any Patents of Archemix or a Third Party that Archemix is entitled to sublicense, including any Third Party licensee of Archemix’s SELEX or other technology, or (ii) an Affiliate of Archemix. Further, for the avoidance of doubt, Archemix will have the right to offer, but shall not be obliged to grant, a Sublicense to any entity that is a development or commercialization partner or licensee of Archemix as of the Effective Date (each, a “Legacy Licensee”) that desires to take a license to any of the Isis Chemistry Patents and/or the Isis Know-How. Any Sublicense granted to a Legacy Licensee will be consistent with, and expressly made subject to, this Agreement. [***]
ARTICLE 5
FINANCIAL PROVISIONS
     Section 5.1 Warrant Grant. On the Effective Date of this Agreement, Archemix will grant to Isis a seven-year warrant to acquire 600,000 shares of Archemix’s common stock at a purchase price of twenty-five cents ($0.25) per share (subject to adjustment in the event of a stock split, reverse stock split or other similar events), by executing the warrant attached hereto as Appendix 5 (the “Warrant”).
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     Section 5.2 Milestone Payments by Archemix. Archemix will pay to Isis each milestone payment not more than [***] days after first achievement, by Archemix, its Affiliates or an Archemix Sublicensee, of each of the events for each Licensed Product as follows:

Event	Payment
[***]	$[***] (U.S.)
[***]	$[***] (U.S.)
[***]	$[***] (U.S.)
[***]	$[***] (U.S.)
          5.2.1 Any milestone payments paid by Archemix to Isis for a particular Licensed Product are creditable against Sublicense Revenue payable to Isis for such Licensed Product, subject to Section 5.4.1 and will be accompanied by a statement to Isis indicating to which Licensed Product and Target such milestone payment applies. For purposes of illustration, (a) if Archemix has paid a milestone payment to Isis for a Licensed Product prior to sublicensing such Licensed Product, such milestone payment will not also be payable by the Archemix Sublicensee, and such milestone payment will be creditable against the portion of Sublicense Revenue payable to Isis for such Licensed Product (subject to Section 5.4.1 ). [***] milestone will be [***] for any Target, [***] Licensed Product is [***] that binds to such Target.
     Section 5.3 Sublicense Revenue Sharing.
          5.3.1 Sublicenses Involving Licensed Product(s). In the event that Archemix enters into a Sublicense for any Licensed Product, Archemix will pay Isis the following percentages of all Sublicense Revenue received:
(a) [***]% of all Sublicense Revenue from any Sublicense of any Licensed Product entered into [***] the [***] a [***] for such Licensed Product;
(b) [***]% of all Sublicense Revenue from any Sublicense of any Licensed Product entered into [***] the [***] a [***] for such Licensed Product but [***] the [***] a [***] for such Licensed Product; and
(c) [***]% of all Sublicense Revenue from any Sublicense of any Licensed Product entered into [***] the [***] a [***] for such Licensed Product.
          5.3.2 Sublicenses Prior to a Licensed Product. In the event that Archemix enters into a Sublicense that does not involve any Licensed Products at the time of such Sublicense, Archemix will pay Isis [***] percent ([***]%) of all Sublicense Revenue received from such Sublicense.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Notwithstanding the foregoing, in cases where Archemix enters into a Sublicense with a Legacy Licensee that does not involve any Licensed Products at the time of such Sublicense, in addition to payment of the applicable percentage of Sublicense Revenue (excluding up-front consideration) under either of Sections 5.3.1 or 5.3.2 above, Archemix will pay Isis [***] percent ([***]%) of any up-front consideration received by Archemix from any such Sublicense for the extension of such license.
          5.3.2 Any payment to Isis for its portion of Sublicense Revenue due under this Section 5.3 will be due within [***] days of the date such Sublicense Revenue is earned; provided, however, within [***] days after any calendar quarter in which Sublicense Revenue is earned, Archemix will send Isis a written statement of the amount of Isis’ portion of such Sublicense Revenue.
     Section 5.4 Royalty Payments by Archemix.
          5.4.1 In consideration of Isis’ collaborative efforts and the licenses granted hereunder, Archemix will pay Isis a royalty of [***]% of Net Sales of each Archemix-Marketed Licensed Product. For any Licensed Products sold by an Archemix Sublicensee pursuant to a Sublicense, in consideration of Isis’ collaborative efforts and the licenses granted hereunder, Archemix will pay Isis a royalty on Net Sales of such Licensed Products equal to the greater of (i) the applicable Sublicense Revenue rate set forth in Section 5.3.1 or 5.3.2 above multiplied by the [***] Archemix is [***] under such Sublicense, or (ii) [***]% of Net Sales of such Licensed Products. Notwithstanding the foregoing, in the event that of all of the Isis Patent Rights licensed hereunder the only Patent used with respect to a particular Licensed Product is an Isis Manufacturing Patent, then the Parties will negotiate in good faith a [***] Net Sales of such Licensed Product.
          5.4.2 Reduction of Royalties. If the exclusive license granted to Archemix under Section 2.1.1(z) becomes non-exclusive with respect to a Licensed Product, during the period of non-exclusivity the otherwise applicable royalty rate on Net Sales for such Licensed Product payable to Isis under Section 5.4.1 will be reduced by [***]%; provided, however, that in no event will the royalty payable to Isis on Net Sales of Licensed Products be reduced to less than [***]%.
          5.4.3 Royalty Term for Licensed Products. Archemix will pay Isis a royalty on Net Sales of Licensed Products, in each country in which the Licensed Products are manufactured, used or sold, from the date of first commercial sale of the Licensed Products until the expiration of the last-to-expire Valid Claim within an Isis Patent in such country that covers (a) the manufacture, use, or sale of the Licensed Product, and/or (b) a method used in the discovery, identification or characterization of the Licensed Product. For purposes of clarity, notwithstanding the immediately preceding sentence, if a Licensed Product is made in a country where, but for the licenses granted hereunder, it would infringe a Valid Claim of an Isis Patent, then Archemix will be obligated to pay a royalty on Net Sales of such Licensed Product in any country.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     Section 5.5 Timing of Royalty Payments. The royalties from Archemix to Isis set forth in Section 5.4 are due and payable within [***] days after each respective Royalty Due Date and will be calculated based on the Net Sales in the calendar quarter immediately preceding the applicable Royalty Due Date.
     Section 5.6 Payment Method. Any amounts due to Isis under this Agreement will be paid in U.S. dollars, by wire transfer in immediately available funds to an account designated by Isis. Any payments or portions thereof due hereunder which are not paid on the date such payments are due under this Agreement will bear simple interest at a rate of [***]% per month, or the maximum rate permitted by Applicable Law, whichever is lower, calculated on the number of days such payment is delinquent.
     Section 5.7 Currency; Foreign Payments. If any currency conversion will be required in connection with any payment hereunder, such conversion will be made by using the exchange rate for the purchase of U.S. dollars as published in The Wall Street Journal, Eastern Edition, on the last Business Day of the calendar quarter to which such payments relate. If at any time legal restrictions prevent the prompt remittance of any payments in any jurisdiction, Archemix may notify Isis and make such payments by depositing the amount thereof in local currency in a bank account or other depository in such country in the name of Isis or its designee, and Archemix will have no further obligations under this Agreement with respect thereto.
     Section 5.8 Taxes. Archemix may deduct from any amounts it is required to pay to Isis pursuant to this Agreement an amount equal to that withheld for or due on account of any taxes (other than taxes imposed on or measured by net income) or similar governmental charge imposed by a jurisdiction based on such payments to Isis (“Withholding Taxes”). Archemix will provide Isis a certificate evidencing payment of any Withholding Taxes hereunder within [***] days of such payment and will reasonably assist Isis, at Isis’ expense, to obtain the benefit of any applicable tax treaty.
     Section 5.9 Records Retention; Audit.
          5.9.1 Record Retention. Archemix will maintain (and will contractually require that the Archemix Sublicensees maintain) complete and accurate books, records and accounts that fairly reflect Net Sales with respect to the Licensed Products, in each case in sufficient detail to confirm the accuracy of any payments required hereunder and in accordance with GAAP, which books, records and accounts will be retained by Archemix until the later of (i) [***] years after the end of the period to which such books, records and accounts pertain, and (ii) the expiration of the applicable tax statute of limitations (or any extensions thereof), or for such longer period as may be required by Applicable Law.
          5.9.2 Audit. Isis will have the right to have an independent certified public accounting firm of nationally recognized standing, reasonably acceptable to Archemix, have access during normal business hours, and upon reasonable prior written notice, to Archemix’s records as may be reasonably necessary to verify the accuracy of Net Sales or Sublicense Revenue, as applicable, for any calendar quarter or calendar year ending not more than [***] months prior to the date of such request; provided, however, that Isis will not have the right to
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

conduct more than one such audit in any Calendar Year except as provided below or more than one such audit covering any given time period. Isis will require such accounting firm to enter into a confidentiality agreement with Archemix in a form reasonably acceptable to Archemix prior to the conduct of any audit. The accounting firm will disclose to Isis only whether the Net Sales and/or Sublicense Revenue has been correctly reported, the specific detail concerning any discrepancies, and the corrected amount of Net Sales and/or Sublicense Revenue payments. Isis will bear the cost of such audit unless the audit reveals an underpayment to Isis of more than [***]%, in which case Archemix will bear the cost of the audit. In any agreement for a Sublicense granted by Archemix hereunder, Archemix will use Commercially Reasonable Efforts to secure a similar right on the part of Archemix to audit its Archemix Sublicensee, and, if reasonably requested in writing by Isis, will enforce such audit right and disclose its audit report to Isis’s auditors.
          5.9.3 Payment of Additional Amounts. If, based on the results of such audit, additional payments are owed by Archemix under this Agreement, Archemix will make such additional payments, with interest as set forth in Section 5.6, within [***] days after the date on which such accounting firm’s written report is delivered to such Party.
          5.9.4 Confidentiality. Isis will treat the financial information subject to review under this Section 5.9 in accordance with the confidentiality provisions of Article 7.
ARTICLE 6
PRESS RELEASES & PUBLICATIONS
     Section 6.1 Press Releases.
          6.1.1 Press Releases — Generally. Each provision of this Section 6.1.1 is subject to Section 6.1.2 below. Press releases or other similar public communication by either Party relating to this Agreement, will be approved in advance by the other Party, which approval will not be unreasonably withheld or delayed, except for those communications required by Applicable Law, disclosures of information for which consent has previously been obtained, and information of a similar nature to that which has been previously disclosed publicly with respect to this Agreement, each of which will not require advance approval, but will be provided to the other Party as soon as practicable after the release or communication thereof.
          6.1.2 Press Releases – Licensed Product Safety. Subject to any confidentiality obligations to Third Parties, each Party will notify the other Party within the time frames required by Applicable Law of any event of which it becomes aware materially related to the safety of Licensed Products (including any Regulatory Approval) so that the Parties may analyze the need to or desirability of publicly disclosing or reporting such event; provided, that, Archemix will be required to so notify Isis only if such event is reasonably determined by Archemix to be related to the Isis Chemistries. Archemix will have the right to disclose any such safety information supplied by Isis to any of the Archemix Sublicensees that are Researching, developing or commercializing Licensed Products, and to any Third Party as required by Applicable Law. Notwithstanding Section 6.1.1 above, (a) any press release or other similar public communication by either Party related to a Licensed Product’s safety, except for those
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

communications required by Applicable Law, will be submitted to the other Party for review and approval at least [***] hours in advance (if reasonably practicable) of such proposed public disclosure, which approval will not be unreasonably withheld, conditioned or delayed and (b) Archemix will have the sole right to issue any press release or other similar public communication related to a Licensed Product’s safety unrelated to the Isis Chemistries.
     Section 6.2 Publications. At least [***] days prior to a Party’s submission of any material related to any Collaboration research or development activities conducted hereunder pursuant to Section 3.2 for publication or presentation, such Party (the “Submitting Party”) will provide to the other Party (the “Commenting Party”) a draft of such material for its review and comment. Such drafts will be subject to Article 7. The Commenting Party will provide any comments to the Submitting Party within [***] days of receipt of such materials. No publication or presentation with respect to any such Collaboration research or development activities hereunder will be made unless and until any information determined by the Commenting Party to be the Commenting Party’s Confidential Information has been removed. If requested in writing by the Commenting Party, the Submitting Party will withhold material from submission for publication or presentation for a reasonable time, but no more than [***] days, to allow for the filing of a patent application.
ARTICLE 7
CONFIDENTIALITY
     Section 7.1 Disclosure and Use Restriction. Except pursuant to an Authorized Disclosure, the Parties agree that, for the Term and for [***] years thereafter, each Party will keep completely confidential and will not publish, submit for publication or otherwise disclose, and will not use for any purpose, except for the purposes contemplated by this Agreement, any Confidential Information received from the other Party.
     Section 7.2 Terms of Agreement. Either Party may disclose (i) an unredacted copy of this Agreement on a confidential basis to its Affiliates, prospective and actual sublicensees, its legal, business and financial advisors, bankers and accountants, and its prospective lenders, investors, or acquirers, and (ii) the terms of this Agreement as required under applicable securities laws or regulations (including without limitation under rules or regulations of any securities exchange or NASDAQ). Except as set forth in the preceding sentence, neither Party will disclose the terms of this Agreement or any part thereof to any Third Party.
     Section 7.3 Sublicensing. In the case of any Sublicense permitted under this Agreement, or other permitted transfers to a Third Party by Archemix of any Confidential Information received by Archemix under this Agreement, the following conditions apply: (A) Archemix will obtain an agreement from any such Archemix Sublicensee or Third Party that receives Isis’ Confidential Information from Archemix that such Archemix Sublicensee or Third Party will be bound by confidentiality and non-use provisions at least as protective of Isis’ Confidential Information as the provisions of this Agreement, and (B) in the event of a conflict between the non-use or confidentiality provisions in this Agreement and the non-use or confidentiality provisions of a Sublicense properly granted hereunder, such Sublicense provisions will prevail.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

ARTICLE 8
INTELLECTUAL PROPERTY
     Section 8.1 Ownership of Intellectual Property. In the event the Parties agree to conduct research and/or development activities under the Collaboration, such activities will be performed in accordance with a mutually agreed upon written Collaboration plan, which will include, among other relevant things, provisions regarding ownership of any intellectual property arising under the Collaboration, and the Parties’ respective rights and responsibilities regarding the filing, prosecution, and maintenance of any Patents coving such intellectual property. This Agreement will be understood to be a joint research agreement to discover Licensed Products and associated uses in accordance with 35 U.S.C. § 103(c)(3).
     Section 8.2 Prosecution of Patents. Each Party will have the [***] right, [***] cost and expense and [***] discretion, to obtain, prosecute and maintain throughout the world any Patents solely owned or Controlled by such Party, including with respect to Isis, the Isis Chemistry Patents, the Isis Manufacturing Patents and the Isis Analytical Patents.
     Section 8.3 Enforcement of Patents.
          8.3.1 Rights and Procedures. If Isis or Archemix determines that any Patent licensed hereunder is being infringed by a Third Party’s activities and that such infringement could affect the exercise by the Parties of their respective rights and obligations under this Agreement, it will promptly notify the other Party in writing, unless doing so would constitute a breach of a duty of confidentiality to such Third Party that arose prior to the date that Isis or Archemix, as applicable, became aware of the infringing activities. The Party controlling the Patent(s) which are allegedly being infringed will have the sole right, but not the obligation, to remove such infringement, including with respect to Isis, the Isis Chemistry Patents, the Isis Manufacturing Patents, and the Isis Analytical Patents, and Archemix, as the exclusive licensee to the license granted under Section 2.1.1(z) above, agrees to cooperate with and assist Isis in the resolution and removal of any such infringement, including, without limitation, negotiating in good-faith with such Third Party with respect to the rights granted to Archemix under Section 2.1.1(z) above.
ARTICLE 9
TERM; CONSEQUENCES OF TERMINATION
     Section 9.1 Term. Unless earlier terminated in accordance with the provisions of Article 10, the term of this Agreement (the “Term”) commences upon the Effective Date and will continue until the expiration of all obligations to pay royalties on all Licensed Products.
     Section 9.2 Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by Isis or Archemix are, and will otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 of the United States Bankruptcy Code. The Parties agree that the Parties, as licensees of such rights under this Agreement, will retain and may fully exercise all of their rights and elections under the United States Bankruptcy Code. The Parties further agree
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

that, in the event of the commencement of a bankruptcy proceeding by or against a Party under the United States Bankruptcy Code, the Party hereto that is not a Party to such proceeding will be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, which, if not already in the non-subject Party’s possession, will be promptly delivered to it (a) upon any such commencement of a bankruptcy proceeding upon the non-subject Party’s written request therefor, unless the Party subject to such proceeding elects to continue to perform all of its obligations under this Agreement or (b) if not delivered under clause (a) above, following the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefor by the non-subject Party.
     Section 9.3 Consequences of Termination.
          9.3.1 Licenses. Upon early termination of this Agreement in its entirety pursuant to Article 10, the licenses granted hereunder will terminate.
          9.3.2 Return of Information and Materials. Upon early termination of this Agreement in its entirety pursuant to Article 10, each Party will return all data, files, records and other materials in its possession or control relating to the other Party’s Patents or otherwise containing or comprising the other Party’s Confidential Information (except one copy of which may be retained for archival purposes).
          9.3.3 Transfer of Sublicenses. Any sublicenses granted by Archemix in accordance with Section 2.1.1 and/or 2.2.1 prior to the date of the corresponding notice of termination under Section 10 issued by Isis will survive if the relevant Sublicensee agrees in writing to be bound by the terms of this Agreement as such terms apply to such Sublicensee (in which event, such Sublicensee will be deemed a direct licensee of Isis); provided, further, that any such Sublicensee will only be responsible for any payments that become due as a result solely of such Sublicensee’s activities after the effective date of any such termination.
     Section 9.4 Accrued Liabilities; Surviving Obligations.
          9.4.1 Accrued Rights & Liabilities. Termination or expiration of this Agreement for any reason will be without prejudice to any liabilities, rights, or financial compensation that will have accrued to the benefit of a Party prior to such termination or expiration. Such termination or expiration will not relieve a Party from obligations that are expressly indicated to survive the termination or expiration of this Agreement.
          9.4.2 Survival. Articles and Sections 1, 6, 7, 8.1, 8.2, 9, 10, 12 and 14 of this Agreement will survive expiration or termination of this Agreement for any reason. Section 5.1 (Warrant Grant) will survive any permitted termination of this Agreement by Isis.
ARTICLE 10
MATERIAL BREACH OF THIS AGREEMENT
     Section 10.1 Material Breach. If a Party materially breaches this Agreement and such breach is not cured within [***] days after the receipt of a notice of such breach from the other
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Party (or, if such breach cannot be cured within such [***]-day period, if the defaulting Party does not commence actions to cure within such period and diligently continues such actions), the Party not in default may, without limiting any of its other rights under this Agreement, invoke Section 14.4 below; provided, however, that in the event of a good faith dispute with respect to the existence of a default, the [***]-day cure period will be stayed until the dispute is resolved under Section 14.4. Notwithstanding anything to the contrary in this Agreement, in the event Archemix breaches its obligations under Article 5, and such breach is not cured within [***] days after Archemix’s receipt of notice of such breach, Isis may terminate this Agreement by providing written notice to Archemix; provided, however, that in the event of a good faith dispute with respect to the existence of a default, the [***]-day cure period will be stayed until the dispute is resolved under Section 14.4. If either Party materially breaches this Agreement, the other Party shall be entitled to suspend the obligations of the Parties under Sections 3.1, 3.2 and 3.3 and any Collaboration plans then in effect pursuant to Section 12.5. Such suspension shall be without prejudice to any rights or remedies of a Party under such Collaboration plan(s) accruing prior to the date of the suspension.
ARTICLE 11
[RESERVED]
ARTICLE 12
INDEMNIFICATION AND INSURANCE
     Section 12.1 Indemnification of Isis. Archemix will indemnify Isis, its Affiliates, and each of their respective directors, officers, employees and agents (“Isis Parties”) and defend and hold each of them harmless, from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) to the extent arising from or occurring as a result of any and all liability suits, investigations, claims or demands by a Third Party (collectively, “Losses”) arising from or occurring as a result of or in connection with (a) any use by Archemix, its Affiliates, agents or Archemix Sublicensees of any information, technology (including Know-How) of Isis, or Isis Patent Rights, or (b) whether or not negligence is found or alleged, the manufacture, use, handling, storage, sale or other disposition of a Licensed Product or other compound by Archemix, its Affiliates, agents or Archemix Sublicensees. Notwithstanding the foregoing, Archemix will have no obligations under this Section 12.1 to the extent a Loss is covered by an Isis indemnification obligation under Section 12.2 below.
     Section 12.2 Indemnification of Archemix. Isis will indemnify Archemix, its Affiliates, and each of their respective directors, officers, employees and agents (“Archemix Parties”) and defend and hold each of them harmless, from and against any and all Losses arising from or occurring as a result of or in connection with any use by Isis, its Affiliates, agents or sublicensees of any information or technology (including Know-How) of Archemix. Notwithstanding the foregoing, Isis will have no obligations under this Section 12.2 to the extent a Loss is covered by an Archemix indemnification obligation under Section 12.1 above.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     Section 12.3 Conditions to Indemnity. Each of Isis’ and Archemix’s agreement to indemnify, defend and hold the Archemix Parties or the Isis Parties respectively (each, an “Indemnitee”) harmless is conditioned in each case upon the Indemnitee (i) providing written notice to the indemnifying Party (the “Indemnitor”) of any claim, demand or action arising out of the indemnified activities within [***] days after the Indemnitee has knowledge of such claim, demand or action, (ii) permitting the Indemnitor to assume full responsibility for and control over the investigation, preparation and defense of any such claim or demand, (iii) assisting the Indemnitor, at the Indemnitor’s reasonable expense, in the investigation, preparation and defense of any such claim or demand; and (iv) not compromising or settling such claim or demand without the Indemnitor’s prior written consent; provided that, if the Indemnitee entitled to indemnification fails to promptly notify the Indemnitor pursuant to the foregoing clause (i), the Indemnitor will only be relieved of its indemnification obligation to the extent prejudiced by such failure.
     Section 12.4 Insurance. Archemix will have and maintain such types and amounts of liability insurance as is normal and customary in the industry generally for parties similarly situated, including product liability insurance and clinical trials insurance for Licensed Products (each of which will name Isis as an additional insured), and will upon request provide Isis with a certificate of insurance. Archemix will promptly notify Isis of any material change in insurance coverage or lapse in coverage in that regard.
     Section 12.5 Collaboration Activities. In the event the Parties agree to conduct research and/or development activities under the Collaboration, such activities will be performed in accordance with a mutually agreed upon written Collaboration plan, which will include, to the extent deemed appropriate by the Parties, additional indemnification obligations relevant to such Collaboration activities.
ARTICLE 13
REPRESENTATIONS AND WARRANTIES
     Section 13.1 Representations, Warranties, and Covenants. Each Party hereby represents, warrants, and covenants to the other Party as of the Effective Date as follows:
          13.1.1 Corporate Authority. Such Party (a) has the power and authority and the legal right to enter into this Agreement (including the Warrant) and perform its obligations hereunder, and (b) has taken all necessary action on its part required to authorize the execution and delivery of this Agreement (including the Warrant) and the performance of its obligations hereunder. This Agreement (including the Warrant) has been duly executed and delivered on behalf of such Party and constitutes a legal, valid and binding obligation of such Party and is enforceable against it in accordance with its terms subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights and judicial principles affecting the availability of specific performance and general principles of equity, whether enforceability is considered a proceeding at law or equity.
          13.1.2 Consents, Approvals, etc. All necessary consents, approvals and authorizations of all Regulatory Authorities and other parties required to be obtained by such
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Party in connection with the execution and delivery of this Agreement (including the Warrant), and the performance of its obligations hereunder have been obtained.
          13.1.3 Conflicts. The execution and delivery of this Agreement (including the Warrant) and the performance of such Party’s obligations hereunder (a) do not conflict with or violate any requirement of Applicable Law or any provision of the articles of incorporation, bylaws or any similar instrument of such Party, as applicable, in any material way, and (b) do not conflict with, violate, or breach or constitute a default or require any consent not already obtained under, any contractual obligation or court or administrative order by which such Party is bound.
     Section 13.2 Isis Representations, Warranties, and Covenants. Isis hereby represents, warrants, and covenants to Archemix as of the Effective Date as follows:
          13.2.1 IP Ownership. To the best of Isis’ knowledge, Isis has sufficient legal and/or beneficial title and ownership of the Isis Patent Rights as is necessary to fulfill its obligations under this Agreement and to grant the licenses (or sublicenses as the case may be) to Archemix pursuant to this Agreement;
          13.2.2 Third Party Actions. To the best of Isis’ knowledge, no actions, suits, claims, disputes, or proceedings concerning the Isis Patent Rights licensed hereunder are currently pending or are threatened in writing, that if determined adversely to Isis would have a material adverse effect on the Licensed Product or would impair Isis’ ability to perform its obligations under this Agreement.
          13.2.3 Third Party Rights. To the best of Isis’ knowledge, except as disclosed in writing to Archemix, Isis has not granted to any Third Party any right to use, license or otherwise exploit the Isis Patent Rights in a manner which would conflict with the rights granted to Archemix under Section 2.2.1.
          13.2.4 No Additional Royalties. To the best of Isis’ knowledge, Archemix will have no obligation to make any royalty or other payment to any Third Party as a result of the grant by Isis to Archemix of the licenses set forth in Section 2.1.1 or 2.2.1.
          13.2.5 No Judgments. To the best of Isis’ knowledge, there are no judgments, decrees or orders of any court or administrative agency that affect the use by Archemix, as contemplated by this Agreement, of the Isis Patent Rights licensed hereunder.
          13.2.6 Compliance with Third Party Licenses. To the best of Isis’ knowledge, Isis is in compliance in all material respects with the material terms of all licenses and other agreements with Third Parties under which it has the right to use any Isis Patent Rights, all such agreements are in full force and effect, and no Third Party has given Isis written notice that an event has occurred which with notice or lapse of time would constitute a breach or default or permit termination, modification or acceleration under any such agreements.
          13.2.7 Isis Patent Rights. Appendix 2 (Isis Analytical Patents), Appendix 3 (Isis Manufacturing Patents), and Appendix 4 (Isis Chemistry Patents) contain all Patents Controlled
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

by Isis that are believed, to the best of Isis’ knowledge, to be necessary to research, develop and commercialize Licensed Products. To the extent a Patent Controlled by Isis as of the Effective Date is inadvertently omitted from Appendix 2, Appendix 3, or Appendix 4, Isis agrees in good faith to add such omitted Patent to the appropriate appendix.
     Section 13.3 Archemix Representations, Warranties, and Covenants.
     Archemix hereby represents, warrants, and covenants to Isis that:
          13.3.1 Capabilities. Archemix has the requisite personnel, expertise, experience and skill to perform its obligations under this Agreement; and Archemix, its Affiliates, and its Archemix Sublicensees will at all times comply with all Applicable Laws in connection with this Agreement;
          13.3.2 Capitalization. Archemix has, prior to or on the Effective Date, supplied to Isis a table accurately showing the capitalization of Archemix as of the Effective Date, on a fully-diluted basis. Such table will be deemed to be the Confidential Information of Archemix. Except as set forth in such table, there are no outstanding shares of capital stock of Archemix or warrants, options, agreements, convertible securities or other commitments pursuant to which Archemix is or may become obligated to issue any shares of its capital stock or other securities. Archemix understands and agrees that Isis is relying upon these representations and warranties when accepting the issuance of the Warrant under Section 5.1 above.
     Section 13.4 DISCLAIMER OF WARRANTY. NEITHER PARTY WARRANTS THAT THE COLLABORATION WILL BE SUCCESSFUL OR RESULT IN ANY LICENSED PRODUCTS. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN THIS ARTICLE 13, ARCHEMIX AND ISIS MAKE NO REPRESENTATIONS AND GRANT NO WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND ARCHEMIX AND ISIS EACH SPECIFICALLY DISCLAIM ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE OR ANY WARRANTY AS TO THE VALIDITY OF ANY PATENTS OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.
ARTICLE 14
MISCELLANEOUS
     Section 14.1 Assignment. Without the prior written consent of the other Party hereto, neither Party will sell, transfer, assign, delegate, pledge or otherwise dispose of, this Agreement or any of its rights or duties hereunder; provided, however, that (i) either Party hereto may assign or transfer this Agreement or any of its rights or obligations hereunder without the consent of the other Party to any Third Party successor in interest with which it has merged or consolidated, or to which it has transferred all or substantially all of its assets or stock to which this Agreement relates if in any such event the Third Party assignee or surviving entity assumes in writing all of
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

the assigning Party’s obligations under this Agreement or (ii) Isis may assign or transfer its rights under Article 5 (but not liabilities) to a Third Party in connection with a royalty factoring transaction. Any purported assignment or transfer in violation of this Section 14.1 will be void ab initio and of no force or effect.
     Section 14.2 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable by a court of competent jurisdiction, such adjudication will not affect or impair, in whole or in part, the validity, enforceability, or legality of any remaining portions of this Agreement. All remaining portions will remain in full force and effect as if the original Agreement had been executed without the invalidated, unenforceable or illegal part. The Parties agree to use good faith, reasonable efforts to replace the illegal, invalid or unenforceable provision with a legal, valid and enforceable provision that achieves similar economic and non-economic effects as the severed provision.
     Section 14.3 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York, USA without reference to any rules of conflicts of laws.
     Section 14.4 Dispute Resolution.
          14.4.1 General. Any dispute, controversy or claim arising from or related to this Agreement or the breach thereof will first be referred to the attention of the Chief Executive Officer of Archemix and the Executive Vice President and CFO of Isis (the “Executive Officers”) by notice in writing in accordance with the terms of this Agreement. The Executive Officers (or their respective designees) will meet as soon as reasonably possible thereafter, and use their good faith efforts to mutually agree upon the resolution of the dispute, controversy or claim. If any dispute, controversy or claim is not resolved by the designated officers of the Parties (or their designees) within [***] days after such dispute is referred to them, then the Parties agree that such dispute will be referred to mediation, and if the dispute remains unresolved after mediation, either Party will have the right to arbitrate such dispute in accordance with Section 14.4.3; provided, however, that any dispute relating to the construction or validity of any Patent will not be subject to arbitration.
          14.4.2 Mediation. If the Parties pursue mediation proceedings the Parties will attempt to resolve such dispute in accordance with the Commercial Mediation Procedures of the American Arbitration Association (“AAA”), before resorting to arbitration in accordance with Section 14.4.3 below. The mediation will be conducted by a single mediator experienced in the business and technology that is the subject of this Agreement. The place of mediation will be in Denver, Colorado. Either Party may apply to a court of competent jurisdiction for interim injunctive relief until the mediation decision is rendered or the dispute, controversy or claim is otherwise resolved.
          14.4.3 Arbitration. If the Parties do not fully settle any dispute, controversy or claim pursuant to Section 14.4.1 or 14.4.2 and a Party wishes to pursue the matter further, each such dispute, controversy or claim will be finally resolved by binding arbitration in accordance with the Commercial Arbitration Rules of the AAA, and judgment on the arbitration award may
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

be entered in any court having jurisdiction thereof. The arbitration will be conducted by three arbitrators, one chosen by each Party and the third chosen by the other two arbitrators. If the two arbitrators selected by the Parties cannot agree upon an arbitrator, the arbitrator will be appointed by the AAA. No individual will be appointed to arbitrate a dispute pursuant to this Agreement unless he or she agrees in writing to be bound by the provisions of Section 14.4. The place of arbitration will be Denver, Colorado. Either Party may apply to a court of competent jurisdiction for interim injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved.
          14.4.4 Disputes Regarding Material Breach. If the Parties are in dispute as to whether one party is in material breach of this Agreement, then the mediator or arbitrators will first determine if material breach has in fact occurred, and if so, will grant the defaulting Party the cure period provided pursuant to Section 10.1. If the material breach is not cured within the time period provided pursuant to Section 10.1, the mediation or arbitration will continue and the mediator or arbitrators will, as part of the same mediation or arbitration, award actual direct damages to the non-defaulting Party.
          14.4.5 Costs and Expenses. Except as expressly provided herein, each Party will bear its own costs and expenses and attorneys’ fees and an equal share of the mediator’s and/or arbitrators’ and any administrative fees of mediation and arbitration. Notwithstanding the foregoing, in the case of arbitration, if a Party has been found to be in material and willful breach of this Agreement, the defaulting Party will be responsible for both Parties’ costs and expenses (including the costs of the arbitrators and any administrative fees of arbitration) and the reasonable attorneys’ fees of the non-defaulting Party; provided, however, that the total amount of such fees and expenses the defaulting Party is required to reimburse the non-defaulting Party will not exceed the total amount of monetary damages awarded to the non-defaulting Party as a result of such material breach.
          14.4.6 Procedure. Except to the extent necessary to confirm an award or as may be required by Applicable Law, neither a Party, a mediator, nor an arbitrator may disclose the existence, content, or results of a mediation or an arbitration without the prior written consent of both Parties. In no event will an arbitration be initiated after the date when commencement of a legal or equitable proceeding based on the dispute, controversy or claim would be barred by the applicable New York statute of limitations.
          14.4.7 Speedy Resolution. The Parties intend, and will take all reasonable action as is necessary or desirable to ensure, that there be a speedy resolution to any dispute which becomes the subject of mediation or arbitration, and the mediator and arbitrators will conduct the mediation or arbitration so as to resolve the dispute as expeditiously as possible.
          14.4.8 Awards. In any mediation, a decision or opinion issued by the mediator regarding the dispute between the Parties is non-binding. The arbitrators may award monetary damages and injunctive relief. Monetary damages may be in the form of off-set royalties or otherwise, to account for the damages to the non-defaulting Party from the breach, and to account for the defaulting Party’s contribution to the Licensed Product in view of the breach. All awards will be in writing and will state reasons. Executed copies of all awards will be delivered
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

by the arbitrators to the Parties as soon as is reasonably possible. All awards of the arbitrators will be final and binding on the Parties. The Parties undertake to satisfy any award without delay.
     Section 14.5 Notices. All notices or other communications that are required or permitted hereunder will be in writing and delivered personally with acknowledgement of receipt, sent by facsimile (and promptly confirmed by personal delivery, registered or certified mail or overnight courier as provided herein), sent by nationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:
     If to Archemix, to:
Archemix Corp.
300 Third Street
Cambridge, Massachusetts 02142
Attention: Legal Department
Telephone: (617) 617-621-7700
Facsimile: (617) 921-9300
with a copy to:
Mintz Levin PC
One Financial Center
Boston, MA 02111
Attention: John Cheney
Telephone: (617) 542-6000
Facsimile: (617) 542-2241
     If to Isis, to:
Isis Pharmaceuticals, Inc.
1896 Rutherford Road
Carlsbad, California 92008
Attention: Executive Vice President and CFO
Telephone: (760) 931-9200
Facsimile: (760) 603-4650
with a copy to:
Attention: General Counsel
Facsimile: (760) 268-4922
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. Any such communication will be deemed to have been given (i) when delivered, if personally delivered or sent by facsimile on a Business Day, with confirmation of receipt, (ii) on the Business Day after dispatch, if sent by nationally-recognized overnight courier, and (iii) on the third Business Day following the date of mailing, if sent by mail. It is understood and agreed that this Section 14.5 is not intended to govern the day-to-day business communications necessary between the Parties in performing their duties, in due course, under the terms of this Agreement.
     Section 14.6 Entire Agreement; Modifications. The Mutual Confidential Disclosure Agreement by and between the Parties dated April 11, 2005 and amended as of September 15, 2006, and the Mutual Confidential Disclosure Agreement by and between the Parties dated April 11, 2003 (collectively, the “Prior CDAs”) are hereby terminated by the mutual consent of the Parties. As of the Effective Date, all information disclosed under the Prior CDAs will be deemed to be Confidential Information disclosed under this Agreement and subject to the terms hereof. Neither Party will thereby be relieved of any liability accruing prior to the Effective Date under the Prior CDAs. This Agreement sets forth and constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof and all prior agreements, understanding, promises and representations, whether written or oral, with respect thereto are superseded hereby. Each Party confirms that it is not relying on any representations or warranties of the other Party except as specifically set forth herein. No amendment, modification, release or discharge will be binding upon the Parties unless in writing and duly executed by authorized representatives of both Parties.
     Section 14.7 Relationship of the Parties. The Parties hereto understand and agree that the Collaboration is limited to the activities, rights and obligations as set forth in this Agreement. Nothing in this Agreement will be construed (a) to create or imply a general partnership between the Parties, (b) to make either Party the employee or agent of the other for any purpose, (c) to alter, amend, supersede or vitiate any other arrangements between the Parties with respect to any subject matters not covered hereunder, except for the Prior CDAs as expressly set forth in Section 14.6, (d) to give either Party the right to bind the other, (e) to create any duties or obligations between the Parties except as expressly set forth herein, or (f) to grant any direct or implied licenses or any other right other than as expressly set forth herein.
     Section 14.8 Waiver. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver will be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. Any such waiver will not be deemed a waiver of any other right or breach hereunder.
     Section 14.9 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.
     Section 14.10 No Benefit to Third Parties. The representations, warranties, covenants and agreements set forth in this Agreement are for the sole benefit of the Parties hereto and their
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

successors and permitted assigns, and they will not be construed as conferring any rights on any other parties.
     Section 14.11 Further Assurance. Each Party will duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents and instruments, as may be necessary to carry out the provisions and purposes of this Agreement.
     Section 14.12 Interpretation. Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement. Accordingly, the rule of construction that any ambiguity in this Agreement will be construed against the drafting party will not apply. The captions to the several Articles and Sections hereof are not a part of this Agreement, but are merely a convenience to assist in locating the several Articles and Sections hereof. In this Agreement: (a) the word “including” and its variants will be deemed to be followed by the phrase “without limitation”; (b) the singular will include the plural and vice versa; and (c) masculine, feminine and neuter pronouns will be interchangeable.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

Archemix Corp.		Isis Pharmaceuticals, Inc.

Per:	/s/ Gregg Beloff	Per:	/s/ Lynne Parshall
Gregg Beloff		B. Lynne Parshall
Chief Financial Officer		Executive Vice President and CFO
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

APPENDIX 1
Definitions
     “Affiliate” of a Party means any other entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such first Party. For purposes of this definition only, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” mean the possession, directly or indirectly, of the power to direct the management or policies of an entity, whether through the ownership of voting securities or by contract relating to voting rights or corporate governance.
     “Applicable Law” means the applicable laws, rules, and regulations, including any rules, regulations, guidelines, or other requirements of the Regulatory Authorities that may be in effect from time to time.
     “Aptamer” means an oligonucleotide that (i) specifically binds to a target protein, and (ii) is covered by a claim within U.S. Patent [***] or, but for the expiration, earlier termination, or decision of a court or other governmental agency of competent jurisdiction holding all claims permanently revoked, unenforceable or invalid of U.S. Patent [***], would have been covered by a claim within U.S. Patent [***].
     “Aptamer Product” means any product comprising an Aptamer.
     “Archemix-Marketed Licensed Product” means a Licensed Product that is manufactured (either by Archemix or on its behalf) and marketed or sold solely by Archemix or any of its Affiliates in accordance with this Agreement.
     “Archemix Sublicensee” or “Sublicensee” means a Third Party recipient of a Sublicense, including any Legacy Licensee, but excluding sublicensed Archemix Affiliates.
     “ASO” means a [***] or [***] or [***], [***] or [***] having a [***] that is [***] and that [***] via the [***], of such [***] to a [***].
     “Authorized Disclosure” means a disclosure of the other Party’s Confidential Information to the extent that such disclosure is:
          (a) made in response to a valid order of a court of competent jurisdiction; provided, however, that the Party subject to such order will first have given notice to the other Party and given the other Party a reasonable opportunity to quash such order and to obtain a protective order requiring that the Confidential Information and documents that are the subject of such order be held in confidence by such court or agency or, if disclosed, be used only for the purposes for which the order was issued; and provided, further, that if a disclosure order is not quashed or a protective order is not
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

obtained, the Confidential Information disclosed in response to such court or governmental order will be limited to that information which is legally required to be disclosed in response to such court or governmental order;
          (b) otherwise required by law; provided, however, that the disclosing Party will provide the other Party with notice of such disclosure in advance thereof to the extent practicable;
          (c) made by the disclosing Party to the Regulatory Authorities as necessary for the development or commercialization of a Licensed Product in a country, as required in connection with any filing, application or request for Regulatory Approval, to obtain Patents, or as required by applicable securities laws and regulations; provided, however, that reasonable measures will be taken to assure confidential treatment of such information;
          (d) made by the disclosing Party, to Affiliates, permitted sublicensees, licensors, directors, officers, employees, consultants, representatives or agents, in connection with the performance of this Agreement or otherwise for the licensing, development, manufacturing and/or marketing of actual or potential Licensed Products (or for such parties to determine their interest in performing such activities) in accordance with this Agreement on the condition that such Third Parties agree to be bound by confidentiality and non-use obligations at least as protective as those contained in this Agreement; or
          (e) made by the disclosing Party to existing or potential acquirers; existing or potential pharmaceutical collaborators (to the extent contemplated hereunder); investment bankers; existing or potential investors, merger candidates, partners, venture capital firms or other financial institutions or investors for purposes of obtaining financing; or, bona fide strategic potential partners; each of whom prior to disclosure must be bound by obligations of confidentiality and non-use at least equivalent in scope to those set forth in this Agreement;
     “Business Day” means any day, other than Saturday, Sunday or any statutory holiday in the United States.
     “Calendar Year” means each successive period of 12 months commencing on January 1 and ending on December 31.
     “Commercially Reasonable Efforts” means with respect to any objective by an entity, reasonable, diligent, good faith efforts to accomplish such objective as such entity (together with its Affiliates as a group) would normally use in the ordinary course of business and research to accomplish a similar objective under similar circumstances.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     “Confidential Information” means all information and Know-How and any tangible embodiments thereof provided by or on behalf of one Party to the other Party either in connection with the discussions and negotiations pertaining to this Agreement or in the course of performing this Agreement, which may include data; knowledge; practices; processes; ideas; research plans; engineering designs and drawings; research data; manufacturing processes and techniques; scientific, manufacturing, marketing and business plans; and financial and personnel matters relating to the disclosing Party or to its present or future products, sales, suppliers, customers, employees, investors or business.
     Exceptions. Notwithstanding the foregoing, information or know-how of a Party will not be deemed Confidential Information of such Party for purposes of this Agreement if such information or know-how:
          (a) was already known to the receiving Party, as evidenced by their written records, other than under an obligation of confidentiality or non-use, at the time of disclosure to such receiving Party;
          (b) was generally available or known to parties reasonably skilled in the field to which such information or know-how pertains, or was otherwise part of the public domain, at the time of its disclosure to such receiving Party;
          (c) became generally available or known to parties reasonably skilled in the field to which such information or know-how pertains, or otherwise became part of the public domain, after its disclosure to such receiving Party through no fault of the receiving Party;
          (d) was disclosed to such receiving Party, other than under an obligation of confidentiality or non-use, by a Third Party who had no obligation to the disclosing Party not to disclose such information or know-how to others; or
          (e) was independently discovered or developed by such receiving Party, as evidenced by their written records, without the use of Confidential Information belonging to the disclosing Party and prior to any subsequent disclosure by the receiving Party.
     “Control” means possession of the ability to grant a license or sublicense hereunder without violating the terms of any agreement with any Third Party and without any compensation to such Third Party; provided, however, that if a Party has a right to grant a license or sublicense, with respect to an item of intellectual property to the other Party only upon payment of compensation (including milestones or royalties) to a Third Party (“Third Party Reimbursement”), then the first Party will be deemed to have “Control” of the relevant item only if the other Party agrees to bear the cost of such Third Party Reimbursement.
     “Conversion Event” means the occurrence of any one of the following:
       1. [***] Initiation of a [***]l has occurred [***]; or
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

       2. The earlier to occur of (i) the date of expiration of all claims of U.S. Patent [***], and (ii) the date all claims of U.S. Patent [***] have been donated to the public, disclaimed, permanently revoked, or held invalid or unenforceable by a court or other governmental agency of competent jurisdiction in an unappealed or unappealable decision.
     “Excluded Field” means the making, using, or selling of any product containing OSI Pharmaceuticals, Inc.’s (successor in interest to Eyetech Pharmaceuticals, Inc.) [***] product (or any product containing [***]) (also known as [***]), in each case (i) including any minor chemical modifications to [***] and (ii) for the treatment of [***] conditions.
     “FDA” means the United States Food and Drug Administration and any successor agency thereto.
     “FTE” means [***] ([***]) hours of work per year (excluding vacations and holidays).
     “FTE Rate” means $[***] per Isis FTE; provided, however, that each year ([***]), the foregoing FTE rate will be modified for such year by a factor that reflects the annual salary increase multiplier approved by the Compensation Committee of Isis’ Board of Directors for Isis’ employees for the applicable year.
     “GAAP” means generally accepted accounting principles of the United States, consistently applied.
     “IND” means an investigational new drug application with the FDA for authorization to commence human clinical trials, and its equivalent in other countries or regulatory jurisdictions.
     “Initiation of a Phase 1 Clinical Trial” means the first administration of a Licensed Product to the first human for the initial clinical testing of a Licensed Product in humans (first-in-human study).
     “Initiation of a Phase 2 Clinical Trial” means the first visit by the first human patient in a Phase 2 Clinical Trial during which dosing of a Licensed Product occurs.
     “Initiation of a Pivotal Quality Clinical Trial” means the first visit by the first patient in a Pivotal Quality Clinical Trial during which dosing of a Licensed Product occurs.
     “Isis Analytical Patents” means the Patents set forth on Appendix 2 to this Agreement.
     “Isis Chemistries” means any chemical compositions covered by one or more claims of the Isis Chemistry Patents.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     “Isis Chemistry Patents” means the Patents set forth on Appendix 4 to this Agreement.
     “Isis Manufacturing Patents” means the Patents set forth on Appendix 3 to this Agreement.
     “Isis Patent Rights” means the Isis Chemistry Patents, the Isis Manufacturing Patents, and the Isis Analytical Patents.
     “Know-How” means technical information and materials, including without limitation, technology, data, results, biological materials, assays, constructs, compounds, practices, methods, knowledge, trade secrets, skill and experience, in each case disclosed by one Party to the other Party hereunder.
     “Legacy Licensee” has the meaning set forth in Section 4.4.3.
     “Licensed Product” means an Aptamer Product (a) the sale, use, or manufacture of which is covered by one or more Valid Claims within the Isis Patent Rights, and/or (b) that was discovered, identified, or characterized using a method covered by one or more Valid Claims within the Isis Patent Rights, and includes Archemix-Marketed Licensed Products.
     “Losses” has the meaning set forth in Section 12.1.
     “Major Market Country” means each of the United States, Japan, the United Kingdom, France, and Germany.
     “NDA” means a New Drug Application filed with the FDA after completion of clinical trials to obtain marketing approval for commercial product in the United States or equivalent application for regulatory approval in other Major Market Countries.
   “Net Sales” means the gross invoiced price charged by Archemix, its Affiliates or any Archemix Sublicensees, as appropriate, for the sale of a Licensed Product to a Third Party by Archemix, its Affiliates or Archemix Sublicensees, as appropriate, less the following deductions:
(i) Trade and quantity discounts actually granted;
(ii) Credits, allowances, rebates, and returns (including product recalls), to the extent actually allowed and taken;
(iii) Transportation, insurance and postage charges, if prepaid by Archemix or its Affiliates or Archemix Sublicensees and included on any such party’s bill or invoice as a separate item;
(iv) The amount of any sales tax or other taxes assessed directly on the sale of such Licensed Product which is not refunded; and
(v) Charge back payments or rebates granted to managed health care organizations or federal, state and local governments, their agencies, purchasers
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

and reimbursers, including without limitation, with respect to any Net Sales in Japan, any sales-based contribution for “Drug Induced Suffering” and any sales-based contribution for “Contribution for Measure for Drug Safety,” in the amount determined by and payable to the Pharmaceuticals and Medical Devices Agency (so-called “KIKO”).
For purposes of clarity, use of any Licensed Product in clinical trials, pre-clinical studies or other research or development activities, or disposal or transfer of Licensed Products for a bona fide charitable purpose or a commercially reasonable sampling program, will not give rise to any Net Sales. The Parties agree that any reasonable definition of “Net Sales,” customarily used in pharmaceutical industry technology licensing contracts, that is agreed to by Archemix and an Archemix Sublicensee in an arms-length transaction under a particular Sublicense will be used in calculating the royalty payment to Isis on sales of Licensed Products sold pursuant to such Sublicense.
     “Patents” includes (a) all U.S. patents and patent applications, (b) any substitutions, divisions, continuations, continuations-in-part, reissues, renewals, registrations, confirmations, re-examinations, extensions, supplementary protection certificates and the like, and any provisional applications, of any such patents or patent applications, and (c) any foreign or international equivalent of any of the foregoing.
     “Permitted License” means a license granted by Isis during the term of this Agreement to any manufacturer for the manufacture, sale, and export of drug compounds, research reagents, or raw materials, including the manufacture of oligonucleotides, oligonucleotide research reagents, or oligonucleotide raw materials for the manufacture, sale, and export of drug compounds, research reagents, or raw materials, including the manufacture, sale, and export of oligonucleotides, oligonucleotide research reagents, or oligonucleotide raw materials.
     “Phase 1 Clinical Trial” means the initial clinical testing of a Licensed Product in humans (first-in-human study).
     “Phase 2 Clinical Trial” means a Phase 2a Clinical Trial or a Phase 2b Clinical Trial.
     “Phase 2a Clinical Trial” means a controlled clinical trial of a Licensed Product that utilizes the pharmacokinetic and pharmacodynamic information obtained from one (1) or more previously conducted Phase 1 Clinical Trial(s) and/or other Phase 2a Clinical Trial(s) in order to confirm the optimal manner of use of such Licensed Product (dose and dose regimens) and to better determine safety and efficacy.
     “Phase 2b Clinical Trial” means a clinical trial of a Licensed Product on sufficient numbers of patients that is designed to provide a preliminary determination of safety and efficacy of such Licensed Product in the target patient population over a range of doses and dose regimens.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     “Pivotal Quality Clinical Trial” means a human clinical trial of a Licensed Product designed to be of a [***] to support [***] or [***] with other studies. If it is unclear whether or not a study design will be sufficient to support [***] (other than by virtue of the uncertainty of safety and efficacy data from that trial) the study will be deemed to be a Pivotal Quality Clinical Trial on the initiation of activities to support an NDA filing. A [***] clinical study will be deemed to be a Pivotal Quality Clinical Trial.
     “Regulatory Approval” means (a) in the United States, approval by the FDA of an NDA, or similar application for marketing approval, and satisfaction of any related applicable FDA registration and notification requirements (if any), and (b) in a market other than the United States, approval by regulatory authorities having jurisdiction over such country of a single application or set of applications comparable to an NDA, and satisfaction of any related applicable regulatory and notification requirements (if any).
     “Regulatory Authority” means any applicable government entities regulating or otherwise exercising authority with respect to the development and commercialization of a Licensed Product.
     “Royalty Due Dates” means March 31, June 30, September 30 and December 31 of each and every year during which this Agreement remains in full force and effect.
     “Sublicense” means a sublicense from Archemix to a Third Party (including any Archemix Sublicensee) under the Isis Chemistry Patents and/or Isis’s Know-How, in accordance with the terms and conditions of this Agreement. A series of Sublicenses to the same Archemix Sublicensee or related Archemix Sublicensees will be aggregated to constitute a single Sublicense.
     “Sublicense Revenue” means [***] cash consideration and non-cash consideration that Archemix receives from an Archemix Sublicensee on or following the date of the Sublicense in consideration of the grant of any Sublicense, including, but not limited to, license fees, up-front payments, milestone payments, and license maintenance fees, but excluding: (i) [***] of Licensed Products, (ii) payments made in consideration of [***] of Archemix at [***], and (iii) payments specifically committed to reimburse Archemix for the direct cost of research and development for Licensed Products. If Archemix receives any non-cash Sublicense Revenue, Archemix will pay Isis, at Archemix’s election, either (x) a [***] equal to the [***] of such Sublicense Revenue or (y) the [***], of such Sublicense Revenue. The [***] of [***] relating to [***] in a [***] company will be determined by the valuation of such company’s [***]. For purposes of calculating Sublicense Revenue, a series of Sublicenses to the same Archemix Sublicensee or related Archemix Sublicensees will be aggregated to constitute a single Sublicense.
     “Target” means a protein, cytokine, enzyme, receptor, transducer, transcription factor, antigen or any other non-nucleic acid molecule.
     “Term” has the meaning set forth in Section 9.1.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     “Third Party” means any party other than Isis or Archemix or their respective Affiliates.
     “Valid Claim” means a claim of a Patent which (i) in the case of any granted, unexpired United States Patent or foreign Patent, will not have been donated to the public, disclaimed or held invalid or unenforceable by a court of competent jurisdiction in an unappealed or unappealable decision, or (ii) in the case of any United States or foreign patent application, is being prosecuted in good faith and will not have been permanently cancelled, withdrawn, or abandoned, provided that (x) no more than [***] years have passed since the earliest date of filing for such application in the United States (unless and until such claim is granted), and (y) no more than [***] years have passed since the earliest date of filing for such application outside of the United States (unless and until such claim is granted).
     “Withholding Taxes” has the meaning set forth in Section 5.8.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

APPENDIX 2
ISIS ANALYTICAL PATENTS

[***]	[***]	[***]	[***]	[***]	[***]
APPENDIX 3
ISIS MANUFACTURING PATENTS
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Patent/
Technology	Docket #	Country/Treaty	Application #	Title	Filing Date
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]

Patent/
Technology	Docket #	Country/Treaty	Application #	Title	Filing Date
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Patent/
Technology	Docket #	Country/Treaty	Application #	Title	Filing Date
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]

Patent/
Technology	Docket #	Country/Treaty	Application #	Title	Filing Date
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]

Patent/
Technology	Docket #	Country/Treaty	Application #	Title	Filing Date
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

APPENDIX 4
ISIS CHEMISTRY PATENTS

Docket			Serial	Filing	Patent	Grant
Number	Country	Status	Number	Date	Number	Date	Title
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Docket			Serial	Filing	Patent	Grant
Number	Country	Status	Number	Date	Number	Date	Title
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Docket			Serial	Filing	Patent	Grant
Number	Country	Status	Number	Date	Number	Date	Title
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Docket			Serial	Filing	Patent	Grant
Number	Country	Status	Number	Date	Number	Date	Title
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Docket			Serial	Filing	Patent	Grant
Number	Country	Status	Number	Date	Number	Date	Title
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Docket			Serial	Filing	Patent	Grant
Number	Country	Status	Number	Date	Number	Date	Title
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Docket			Serial	Filing	Patent	Grant
Number	Country	Status	Number	Date	Number	Date	Title
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Docket			Serial	Filing	Patent	Grant
Number	Country	Status	Number	Date	Number	Date	Title
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Docket			Serial	Filing	Patent	Grant
Number	Country	Status	Number	Date	Number	Date	Title
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Docket			Serial	Filing	Patent	Grant
Number	Country	Status	Number	Date	Number	Date	Title
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Docket			Serial	Filing	Patent	Grant
Number	Country	Status	Number	Date	Number	Date	Title
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Docket			Serial	Filing	Patent	Grant
Number	Country	Status	Number	Date	Number	Date	Title
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Docket			Serial	Filing	Patent	Grant
Number	Country	Status	Number	Date	Number	Date	Title
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Docket			Serial	Filing	Patent	Grant
Number	Country	Status	Number	Date	Number	Date	Title
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Docket			Serial	Filing	Patent	Grant
Number	Country	Status	Number	Date	Number	Date	Title
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Docket			Serial	Filing	Patent	Grant
Number	Country	Status	Number	Date	Number	Date	Title
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Docket			Serial	Filing	Patent	Grant
Number	Country	Status	Number	Date	Number	Date	Title
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Docket			Serial	Filing	Patent	Grant
Number	Country	Status	Number	Date	Number	Date	Title
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Docket			Serial	Filing	Patent	Grant
Number	Country	Status	Number	Date	Number	Date	Title
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Docket			Serial	Filing	Patent	Grant
Number	Country	Status	Number	Date	Number	Date	Title
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Docket			Serial	Filing	Patent	Grant
Number	Country	Status	Number	Date	Number	Date	Title
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Docket			Serial	Filing	Patent	Grant
Number	Country	Status	Number	Date	Number	Date	Title
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Docket			Serial	Filing	Patent	Grant
Number	Country	Status	Number	Date	Number	Date	Title
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Docket			Serial	Filing	Patent	Grant
Number	Country	Status	Number	Date	Number	Date	Title
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Docket			Serial	Filing	Patent	Grant
Number	Country	Status	Number	Date	Number	Date	Title
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Docket			Serial	Filing	Patent	Grant
Number	Country	Status	Number	Date	Number	Date	Title
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Docket			Serial	Filing	Patent	Grant
Number	Country	Status	Number	Date	Number	Date	Title
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Docket			Serial	Filing	Patent	Grant
Number	Country	Status	Number	Date	Number	Date	Title
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Docket			Serial	Filing	Patent	Grant
Number	Country	Status	Number	Date	Number	Date	Title
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Docket			Serial	Filing	Patent	Grant
Number	Country	Status	Number	Date	Number	Date	Title
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Docket			Serial	Filing	Patent	Grant
Number	Country	Status	Number	Date	Number	Date	Title
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Docket			Serial	Filing	Patent	Grant
Number	Country	Status	Number	Date	Number	Date	Title
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

APPENDIX 5
Warrant
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.